UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

MAGENTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38541	81-0724163
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Technology Square Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 242-0170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MGTA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2021, Blake Byers, Ph.D., notified Magenta Therapeutics, Inc. (the “Company”) of his intent to resign from the Company’s Board of Directors (the “Board”) and from his position as member of the Nominating and Corporate Governance Committee of the Board, effective June 1, 2021. Dr. Byers’ decision to resign from the Board was not the result of any dispute or disagreement with the Company or the Company’s Board on any matter relating to the Company’s operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 1, 2021, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company held its Annual Meeting to consider and vote on the two proposals set forth below, each of which is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on April 21, 2021. The final voting results are set forth below.

Proposal 1 – Election of Class III Directors

The stockholders of the Company elected Bruce Booth, D.Phil., Thomas O. Daniel, M.D., Jason Gardner, D.Phil. and Alison F. Lawton as class III directors, for a three-year term ending at the annual meeting of stockholders to be held in 2024 and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. The results of the stockholders’ vote with respect to the election of each class III director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Bruce Booth, D.Phil.	24,294,342	5,533,650	13,613,689
Thomas O. Daniel, M.D.	24,564,599	5,263,393	13,613,689
Jason Gardner, D.Phil.	24,440,938	5,387,054	13,613,689
Alison F. Lawton	28,956,428	871,564	13,613,689

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain
43,346,528	93,980	1,173

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGENTA THERAPEUTICS, INC.

Date:	June 7, 2021
By:	/s/ Jason Gardner
Title:	President and Chief Executive Officer